Supplement dated July 19, 2013

supplementing the Prospectus (the “Prospectus”) and Statement

of Additional Information (“SAI”),

each dated May 1, 2013,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL VALUE FUND

Supplement dated July 19, 2013 to the International Value Fund’s Prospectus and SAI, each dated May 1, 2013,

as may be revised and supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

On July 19, 2013, the International Value Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.